UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025

BLACK DIAMOND THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39200	81-4254660
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

245 First Street, 18th Floor

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 252-0848

(Registrant’s telephone number, including area code)

One Main Street, 14th Floor

Cambridge, MA 02142

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BDTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On December 3, 2025, Black Diamond Therapeutics, Inc. (the “Company”) issued a press release titled “Black Diamond Therapeutics Announces Preliminary Phase 2 Data for Silevertinib in 1L NSCLC and Plans for a Phase 2 Trial of Silevertinib in GBM” and posted an updated corporate presentation to its website at https://investors.blackdiamondtherapeutics.com/events-presentations, which press release and presentation included updated financial guidance for September 30, 2025. Specifically, the Company announced that its previously reported cash, cash equivalents and investments of approximately $135.5 million as of September 30, 2025 is now expected to be sufficient to fund its anticipated operating expenses and capital expenditure requirements into the second half of 2028.

The foregoing updated financial guidance is based on management’s current expectations and assumes that the Company funds its Phase 2 trial of silevertinib in newly diagnosed glioblastoma (“GBM”) and that a potential partner funds pivotal development of silevertinib in non-small cell lung cancer (“NSCLC”).

Reference to the Company’s website is for inactive textual reference only and the content of the website should not be deemed incorporated by reference into this Current Report on Form 8-K.

The information in this Item 2.02 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

Copies of the press release and corporate presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On December 3, 2025, the Company announced topline data from its Phase 2 trial of silevertinib in 1L NSCLC patients with non-classical epidermal growth factor receptor (“EGFR”) mutations and outlined plans for a randomized Phase 2 trial of silevertinib in patients with newly diagnosed GBM.

Silevertinib Phase 2 1L NSCLC Initial Clinical Results and Program Update

43 frontline NSCLC patients harboring a broad spectrum of 35 distinct non-classical EGFR mutations were enrolled, including 16 patients with brain metastases (seven of whom had measurable central nervous system (“CNS”) target lesions). All patients were enrolled at a 200 mg oral daily dose of silevertinib. Efficacy and safety were assessed with a November 3, 2025 data cutoff; median follow-up time as of this date was 7.2 months and the study remains ongoing.

Key data highlights include:

For the 43 patients enrolled, preliminary efficacy data is as follows:

•	25 confirmed partial responses, one confirmed complete response
•	60% objective response rate (“ORR”) (ORR by RECIST 1.1)
•	86% CNS ORR (by RANO-BM)
•	91% disease control rate

Initial duration of treatment data:

•	29 patients remain on therapy (five out of 29 after progression), longest ongoing for >19 months

Summary of safety data:

•	No new safety signals observed
•	Adverse events (“AEs”) experienced by a majority of patients include rash, stomatitis, diarrhea and paronychia

•	AEs were managed with standard supportive care and dose interruptions/reductions without compromising response depth or durability to date

The Company expects to present updated results from the Phase 2 NSCLC trial, including duration of response (“DOR”) and progression-free survival (“PFS”) data in both the recurrent (83 patients) and frontline (43 patients) settings, at a medical meeting in the second quarter of 2026. The Company continues to explore potential partnerships to advance silevertinib into pivotal development.

GBM Program Update and Phase 2 Plans

Approximately 50% of patients with GBM present with an oncogenic EGFR alteration that can be targeted by silevertinib; each year approximately 7,000 patients in the U.S. are diagnosed with GBM harboring these EGFR alterations.

Key trial highlights include:

•	Expected to enroll approximately 150 newly diagnosed patients, randomized to receive temozolomide (“TMZ”) (control arm) or silevertinib + TMZ (experimental arm)
•	Initial focus will be on EGFRvIII-positive patients (approximately 30% of GBM) who are methylguanine methyltransferase-negative (unmethylated)
•	Randomization and treatment will begin after patients have had their surgical resection and radiation
•	Primary endpoint is PFS (RANO by Blinded Independent Committee Review), with an interim analysis; secondary endpoint is overall survival
•	Trial will be governed by an Independent Data Monitoring Committee

The Company plans to initiate a randomized Phase 2 trial in newly diagnosed GBM patients in the first half of 2026, with preliminary data expected in 2028.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: the continued development and advancement of silevertinib, including the ongoing Phase 2 clinical trial and the timing of clinical updates for silevertinib in patients with NSCLC and in patients with GBM, the expected timing for regulatory feedback and the disclosure of a potential registrational pathway for silevertinib in NSCLC, the potential of silevertinib to address the unmet medical need for newly diagnosed NSCLC patients with non-classical EGFR mutations and benefit patients with NSCLC across multiple lines of therapy, the potential future development plans for silevertinib in NSCLC and GBM, a potential partnership for silevertinib, and the Company’s expected cash runway. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include those risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the United States Securities and Exchange Commission (the “SEC”) and in its subsequent filings filed with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release issued by Black Diamond Therapeutics, Inc. dated December 3, 2025.
99.2	Corporate Presentation of Black Diamond Therapeutics, Inc. dated December 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Diamond Therapeutics, Inc.

Date: December 3, 2025	By:	/s/ Brent Hatzis-Schoch
Brent Hatzis-Schoch
Chief Operating Officer and General Counsel